SCHEDULE II
                            INFORMATION WITH RESPECT TO
                 TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)
                                     SHARES PURCHASED     AVERAGE
                        DATE             SOLD(-)          PRICE(2)
 COMMON STOCK-LAMSON & SESSIONS CO
          GAMCO ASSET MANAGEMENT INC.
                       4/10/06            6,500-           30.1211
                       4/05/06            1,000-           29.4220
                       3/31/06            2,000-           27.2529
                       3/30/06            8,000-           26.9461
                       3/16/06            2,000-           23.1185
          GABELLI FUNDS, LLC.
               GABELLI VALUE FUND
                       4/03/06            5,000-           28.0104
               GABELLI SMALL CAP GROWTH FUND
                       4/10/06            5,000-           29.5725
                       4/05/06            5,000-           29.5392
               GABELLI EQUITY TRUST
                       4/07/06            5,000-           29.0398
                       4/06/06            5,000-           28.3081
                       4/03/06            5,000-           28.4794
                       3/31/06            5,000-           27.6820
                       3/30/06           10,000-           27.0434
               GABELLI ASSET FUND
                       4/10/06            5,000-           29.5725
                       4/06/06            5,000-           28.3081
                       4/05/06           15,000-           29.5392
                       3/31/06           15,000-           27.3560
                       3/30/06           10,000-           27.1020
                       3/29/06            5,000-           24.5830
                       3/27/06            5,000-           23.2314
                       3/22/06           10,000-           22.1365
                       3/15/06            5,000-           24.9600

(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NYSE.

(2) PRICE EXCLUDES COMMISSION.